EX.99(h)(i)(B)

TRANSFER AGENT AGREEMENT

SCHEDULE A

CURRENT LIST OF FUNDS

First Investors Equity Funds
First Investors Covered Call Strategy Fund
First Investors Equity Income Fund
First Investors Global Fund
First Investors Growth & Income Fund
First Investors International Fund
First Investors Opportunity Fund
First Investors Real Estate Fund
First Investors Select Growth Fund
First Investors Special Situations Fund
First Investors Total Return Fund

First Investors Income Funds
First Investors Cash Management Fund
First Investors Balanced Income Fund
First Investors Floating Rate Fund
First Investors Fund For Income
First Investors Government Fund
First Investors International Opportunities Bond Fund
First Investors Investment Grade Fund
First Investors Limited Duration High Quality Bond Fund
First Investors Strategic Income Fund

First Investors Tax Exempt Funds
First Investors Tax Exempt Income Fund
First Investors Tax Exempt Opportunities Fund
First Investors California Tax Exempt Fund
First Investors Connecticut Tax Exempt Fund
First Investors Massachusetts Tax Exempt Fund
First Investors Michigan Tax Exempt Fund
First Investors Minnesota Tax Exempt Fund
First Investors New Jersey Tax Exempt Fund
First Investors New York Tax Exempt Fund
First Investors North Carolina Tax Exempt Fund
First Investors Ohio Tax Exempt Fund
First Investors Oregon Tax Exempt Fund
First Investors Pennsylvania Tax Exempt Fund
First Investors Virginia Tax Exempt Fund

First Investors Life Series Funds
First Investors Cash Management Fund
First Investors Balanced Income Fund
First Investors Equity Income Fund
First Investors Fund For Income
First Investors Government Fund
First Investors Growth & Income Fund
First Investors International Fund
First Investors Investment Grade Fund
First Investors Limited Duration High Quality Bond Fund
First Investors Opportunity Fund
First Investors Real Estate Fund
First Investors Select Growth Fund
First Investors Special Situations Fund
First Investors Target Maturity 2015 Fund
First Investors Total Return Fund

Dated:  January 31, 2008               [Schedule updated as of April 1, 2016]